                                                                   EXHIBIT 10.15

                        XACCT END-USER LICENSE AGREEMENT

         This is the End-user License Agreement (the "AGREEMENT") between you, both the individual installing the Product and any legal entity such individual acts for (the "LICENSEE"), and XACCT Technologies Inc. if the Licensee is situated in North America, or XACCT Technologies (1997) Ltd. if the Licensee is situated outside of North America ("XACCT"). This Agreement governs all portions of the Product (as defined below) except as otherwise provided in Section 2.4.

         THIS PRODUCT CONTAINS CERTAIN COMPUTER PROGRAMS AND OTHER PROPRIETARY MATERIAL, THE USE OF WHICH IS SUBJECT TO THIS AGREEMENT. BY CLICKING THE BOX
ENTITLED: "YES" OF TYPING "Y" OR "YES" LICENSEE WILL BE AGREEING TO BE BOUND BY ALL THE TERMS AND RESTRICTIONS OF THIS AGREEMENT. LICENSEE SHOULD CAREFULLY READ THE FOLLOWING TERMS AND CONDITIONS BEFORE CLICKING THE BOX ENTITLED "YES" OR TYPING "Y" OR "YES". IF THE LICENSEE DOES NOT AGREE WITH ALL THE TERMS, THE LICENSEE MUST CLICK THE BOX ENTITLED "NO" OR TYPE "N" OR "NO". TAKING ANY STEP TO SET-UP OR INSTALL THE PRODUCT CONSTITUTES THE LICENSEE'S ASSENT TO AND ACCEPTANCE OF THIS AGREEMENT. IF THESE TERMS ARE CONSIDERED AN OFFER BY XACCT, ACCEPTANCE IS EXPRESSLY LIMITED TO THESE TERMS.

1.   DEFINITIONS:

     1.1. "PRODUCT" means the software programs, original electronic media and all accompanying manuals and other documentation, together with all enhancements, upgrades, and extensions thereto that may be provided by XACCT or its licensors to the Licensee from time to time.

     1.2. "LICENSED CONFIGURATION" means the choice of products, features, and the maximum number of instances of application on the approved network architecture or any other hardware or software specifications, as declared by the Licensee in the Licensee's purchase order, or request for License Key, and upon which the licensing fee was based.

     1.3. "LICENSED-SERVER" means the server (defined by the host ID declared by the Licensee to XACCT) which enables the Product to operate in accordance with the Licensed Configuration.

     1.4. "LICENSE KEY" means the code provided to the Licensee by XACCT which enables the Product to operate on the Licensed-server for the specified Licensed Configuration.

2.   LICENSE:

     2.1. XACCT hereby grants to the Licensee and only the Licensee a non-exclusive, non-sublicensable, non-transferable license to use only the object code of the Product subject to the terms and upon the conditions of this Agreement. The Licensee has no right to receive, use or examine any source code or design documentation relating to the Product.

     2.2. This Agreement permits the use of the Licensed Configuration of the Product by the Licensee. Such authorized use is controlled by the License Key, which enables the Licensed-server to operate in accordance with the Licensed Configuration. If the Licensee's Licensed-server is disabled, XACCT may, at its sole discretion, issue the Licensee another License Key which will enable the Licensee to operate this Product on a substitute Licensed-server. In this event, the Licensee agrees not to use the original Licensed-server nor its License Key. The Licensee shall have the right to install certain sections or component parts of the Product, if applicable, provided however, that such installation does not exceed the authorized number of installations specified in the applicable Licensed Configuration.

     2.3. Except for a reasonable number of back-up copies of the software programs included in the Product, the Licensee may not copy the Product (including without limitation any associated documentation). All titles, trademarks and copyright and restricted rights notices shall be reproduced on such back-up copies.

     2.4. Software comprised of Category A Software (as described in SCHEDULE A) is governed by this Agreement and the additional terms set forth in SCHEDULE A, which, together with any attachments to SCHEDULE A, is incorporated into this Agreement in its entirety. To the extent any additional terms set forth in SCHEDULE A conflict with the provisions of the main body of this Agreement, the terms in SCHEDULE A shall apply with respect to the corresponding Category A Software.

     2.5. This Section 2.5 shall only apply if the Licensee is licensing the Product or components or features of the Product for an initial evaluation period. The Agreement is valid only for a period of thirty (30) days from the delivery of the Product or components or features of the Product, and is designed to allow the Licensee to evaluate the Product or components or features of the Product during such period in order to determine whether or not the Licensee wishes to enter into a longer-term license agreement with XACCT. In the event that the Licensee determines to enter into a longer-term license agreement with XACCT, XACCT will assign the Licensee a License Key that will allow utilization of the Product or components or features of the Product following any such evaluation period, and all of the terms and conditions of this Agreement will continue to apply throughout the license period. In the event that the Licensee determines not to enter into a licensing transaction with XACCT by the end of the evaluation period, or that XACCT advises the Licensee that discussions with respect to a licensing transaction have terminated, the Licensee's rights under this Agreement shall terminate, the Licensee shall promptly return the Product or components or

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features of the Product and all copies to XACCT, the Licensee shall promptly destroy any derivative material relating to the Product or components or features of the Product, and the Licensee shall not retain or use any such material in any form or for any reason.

3. MAINTENANCE AND SUPPORT:

XACCT has no obligation to provide support, maintenance, upgrades, modifications, or new releases under this Agreement.

4. TITLE, PROTECTION OF INTELLECTUAL PROPERTY, TERMINATION:

   4.1. The Product is protected under national and international copyright, and trade secret and patent laws. All right, title, and interest to the Product shall remain with XACCT or its licensors. The license granted herein does not constitute a sale of the Product or any portion or copy of it. A copy of the Product is provided to the Licensee only to allow the Licensee to exercise the Licensee's rights under the license. The Product is licensed to the Licensee for the Licensee's internal use only, and the Product or any derivative or by product of the Product may not be sub-licensed, re-sold, rented, or distributed to or used by (or for the benefit of) any other party. Except as otherwise provided by law, the Licensee agrees not to (or permit others to) (i) decipher, reverse engineer, de-compile, disassemble, or otherwise attempt to derive the source code of the Product, (ii) create derivative works based on the Product or any part thereof, (iii) develop methods to enable unauthorized parties to use the Product, (iv) develop any other product containing any of the concepts and ideas contained in the Product or (v) remove any Product identification, copyright or other notices. The Licensee may not assign the Licensee's rights under this Agreement without the prior written consent of XACCT.

   4.2. The Licensee agrees that XACCT may terminate this Agreement at any time without prior notice in the case of the Licensee's breach of any of the provisions hereof. Upon termination of this Agreement, the Licensee agrees to cease all use of the Product and to destroy the Product and all documentation and related materials in the Licensee's possession, and to certify their destruction. Except for the license granted in Section 2 of this Agreement, the terms of this Agreement shall survive termination.

   4.3 XACCT or its licensors shall have the right, but not the obligation, to defend or settle, at its discretion, any legal action against the Licensee arising from a claim that the Licensee's permitted use of the Product under this Agreement infringes any patent, copyright, or other ownership rights of a third party. The Licensee agrees to provide XACCT written notice of any such claim within ten (10) days of the Licensee's notice thereof and provide reasonable assistance in its defense. XACCT or its licensors have sole discretion and control over such defense and all negotiations for a settlement or compromise, unless XACCT notifies the Licensee that it does not intend to defend or settle such legal action, in which case the Licensee is free to pursue any alternative the Licensee may have. The foregoing obligation, if any, of XACCT or its licensors does not apply with respect to Product or portions or components thereof: (i) not supplied by XACCT; (ii) which are modified after shipment by XACCT, if the alleged infringement relates to such modification; (iii) combined with other products, processes or materials where the alleged infringement relates to such combination; (iv) where the Licensee continues allegedly infringing activity after being notified thereof or after being informed of modification that would have avoided the alleged infringement, or (v) where the Licensee's use of the Product is incident to an infringement not resulting primarily from the Product or is not strictly in accordance with this Agreement. THE FOREGOING IS IN LIEU OF ANY WARRANTIES OF NONINFRINGEMENT WHICH ARE HEREBY DISCLAIMED.

   4.4. In the event that any or all parts of the Product are held or are believed by XACCT to infringe, XACCT may, at its sole discretion, (a) modify the Product to be non-infringing or (b) obtain for the Licensee a license to continue using the Product. If it is not commercially reasonable to perform either of the above options, then XACCT may, in its sole discretion, terminate this Agreement and refund the license fees paid for the Product with reasonable depreciation for the period of actual usage.

5. LIMITED WARRANTY; DISCLAIMER OF WARRANTIES AND LIMITED REMEDY:

   5.1. XACCT warrants that for a period of ninety (90) days from the date the Licensee receives the original License Key (i) the media on which the Product is furnished will be free from defects in material and workmanship and (ii) the Product (except for the portions licensed or provided to XACCT by third parties, including without limitation Sun Microsystems, Inc. or Oracle Software Systems (Israel) Ltd. shall substantially conform to XACCT's user manual, as it exists at the date of delivery. XACCT'S ENTIRE LIABILITY AND THE LICENSEE'S SOLE AND EXCLUSIVE REMEDY SHALL BE, AT XACCT'S OPTION, EITHER: (I) RETURN OF THE PRICE PAID FOR THE PRODUCT, RESULTING IN TERMINATION OF THIS AGREEMENT, OR (II) REPAIR OR REPLACEMENT OF THE PRODUCT OR MEDIA THAT DOES NOT MEET THIS LIMITED WARRANTY.

   5.2. EXCEPT FOR THE LIMITED WARRANTY SET FORTH IN THE PRECEDING PARAGRAPH, THIS PRODUCT IS PROVIDED TO THE LICENSEE "AS IS". ALL EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS, AND WARRANTIES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, SATISFACTORY QUALITY, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGMENT ARE DISCLAIMED, EXCEPT TO THE EXTENT THAT SUCH DISCLAIMERS ARE HELD TO BE LEGALLY INVALID. XACCT DOES NOT WARRANT THAT THE PRODUCT WILL MEET THE LICENSEE'S REQUIREMENTS OR THAT ITS OPERATION WILL BE UNINTERRUPTED OR ERROR FREE OR THAT ALL DEFECTS WILL BE CORRECTED.

   SOME STATES, PROVINCES OR COUNTRIES DO NOT ALLOW THE EXCLUSION OF
IMPLIED WARRANTIES OR LIMITATIONS ON HOW LONG AN IMPLIED WARRANTY MAY LAST, SO THE ABOVE LIMITATIONS MAY NOT APPLY TO THE LICENSEE. THIS WARRANTY GIVES THE LICENSEE SPECIFIC LEGAL RIGHTS. THE LICENSEE MAY HAVE OTHER RIGHTS WHICH VARY FROM STATE TO STATE, COUNTRY TO COUNTRY.

6. LIMITATION OF LIABILITY: TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, XACCT OR ITS SUPPLIERS OR LICENSORS ARE NOT LIABLE TO THE LICENSEE OR ANY THIRD PARTY UNDER ANY LEGAL THEORY (INCLUDING, WITHOUT LIMITATION, TORT OR CONTRACT) FOR ANY DAMAGES ARISING OUT OF THIS AGREEMENT OR THE USE OF OR THE INABILITY TO USE THE PRODUCT WHETHER ACTUAL, INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL, INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS OR SAVINGS, LOSS OF DATA, LOSS OF SYSTEM AVAILABILITY, LOSS OF COMPUTER RUN TIME OR COST OF COVER. THESE LIMITATIONS SHALL APPLY WHETHER OR NOT XACCT OR ITS LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OR ANY LIMITED REMEDY PROVIDED HEREIN. XACCT'S AND ITS SUPPLIERS' AND LICENSORS' MAXIMUM AGGREGATE LIABILITY FOR DAMAGES SHALL BE LIMITED TO THE LICENSE FEES RECEIVED BY XACCT UNDER THIS AGREEMENT FOR THE PARTICULAR PRODUCT WHICH CAUSED THE DAMAGES.

   SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF
INCIDENTAL OR CONSEQUENTIAL DAMAGES OR OTHER FORMS OF DAMAGES OR LIABILITY, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO THE LICENSEE. SHOULD THE LICENSEE BE IN A EUROPEAN UNION COUNTRY, NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, XACCT DOES NOT SEEK TO LIMIT ITS LIABILITY IN THE EVENT DEATH AND PERSONAL INJURY AS A RESULT OF ITS NEGLIGENCE.

7. GENERAL:

   7.1. The Agreement sets forth the entire understanding and agreement between the Licensee and XACCT and supersedes any other communications or advertising with respect to the Product. This Agreement may be amended only by a writing signed by both parties. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, that provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the Agreement, and the remainder of the provisions of this Agreement shall remain in full force and effect.

   7.2. For users in North America the laws of the State of California shall govern all issues arising under or relating to this Agreement, without giving effect to the conflict of laws principles thereof. All disputes arising under or relating to this Agreement shall be resolved exclusively in the appropriate court in Santa Clara, California, and it is explicitly agreed that no other court shall have such jurisdiction. This Agreement will not be governed by the United Nations Convention on Contracts for the International Sales of Goods, the application of which is expressly excluded. For users outside North America the laws of the State of Israel shall govern all issues arising under or relating to this Agreement, without giving effect to the conflict of laws principles thereof. All disputes arising under or relating to this Agreement shall be resolved exclusively in the appropriate court in Tel-Aviv, Israel, and it is explicitly agreed that no other court shall have such jurisdiction. This Agreement will not be governed by the United Nations Convention on Contracts for the International Sales of Goods, the application of which is expressly excluded.

   7.3. This Product is sold solely for use in the NAFTA countries and Europe. The Product is subject to export control laws of the United States and Israel. By accepting this Agreement, the Licensee is agreeing to the foregoing and warrant that the Licensee is not: (i) located in, are under the control of, or a national or resident of any country subject to U.S. embargo or (ii) on the U.S. Treasury Department's list of Specially Designated Nationals or the US Commerce Department's Table of Deny Orders. The Licensee agrees that the Product will not be shipped, transferred, or exported into any country or used in any manner prohibited by the law.

   7.4. If the Licensee is an agency, department, or other entity of the United States Government ("GOVERNMENT"), the Licensee's use, duplication, reproduction, release, modification, disclosure or transfer of the Product, or of any related documentation of any kind, including technical data, is restricted in accordance with Federal Acquisition Regulation ("FAR") 12.212 for civilian agencies and Defense Federal Acquisition Regulation Supplement ("DFARS") 227.7202 for military agencies. The Product is commercial. The use of the Product by any Government agency, department, or other entity of the Government is further restricted in accordance with the terms of this Agreement, or any modification hereto. Contractor/manufacturer in North America is XACCT Technologies Inc. (under license) 2855 Kifer Road, Suite 105, Santa Clara, California 95051 and outside North America: XACCT Technologies (1997) Ltd., 31 Lechi Street, Bnei-Brak, Israel 51200.

   7.5. Should the Licensee have any questions concerning this Agreement including issues of interoperability or questions concerning XACCT's licensors contact XACCT the appropriate XACCT entity at the address set forth in the preceding paragraph.

   7.6. The Licensee shall not disclose results of benchmark tests of the Product or any part therein to any third party without XACCT's prior written consent.

                                   SCHEDULE A

   Category A Software includes all portions of the Product described in this SCHEDULE A. Category A Software is governed by the main body of this Agreement and the additional terms set forth in this SCHEDULE A. To the extent any additional terms set forth in this SCHEDULE A conflict with the provisions of the main body of this Agreement, the terms in SCHEDULE A shall apply with respect to the corresponding Category A Software. Reference to Agreement in any of the Attachments to this Schedule shall refer to the specific software agreement in that Attachment.

         The portion of the Product provided by Sun Microsystems, Inc. ("JAVA RUNTIME PORTION" as described below) is governed by the main body of this Agreement and the additional terms set forth in ATTACHMENT 1 to this SCHEDULE A.

        Java Runtime Portion:

             JAVA((TM)) RUNTIME ENVIRONMENT VERSION 1.2.2 FOR WINDOWS NT((TM))
                        AND FOR JAVA((TM)) RUNTIME ENVIRONMENT VERSION 1.2.2 FOR THE SOLARIS OS((TM))

        The portion of the Product provided by Sun Microsystems, Inc. ("Java Hotspot" as described below) is governed by the main body of this Agreement and the additional terms set forth in ATTACHMENT 2 to this SCHEDULE A. For purposes of ATTACHMENT 2 to this SCHEDULE A, "Licensee" means You and "Software" means the Java Hotspot Portion.

        Java Hotspot Portion:

             JAVA((TM)) HOTSPOT 1.0.1

        The portion of the Product provided by Sun Microsystems, Inc. ("JAVA NAMING PORTION" as described below) is governed by the main body of this Agreement and the additional terms set forth in ATTACHMENT 3 to this SCHEDULE A. For purposes of ATTACHMENT 3 to this SCHEDULE A, "Licensee" means You and "Software" means the Java Naming Portion.

        Java Naming Portion:

             JAVA((TM)) NAMING AND DIRECTORY INTERFACE((TM)) VERSION 1.1

        The portion of the Product provided by WebLogic, Inc. ("WEBLOGIC PORTION" as described below) is governed by the main body of this Agreement and the additional terms set forth in ATTACHMENT 4 to this SCHEDULE A. For purposes of ATTACHMENT 4 to this SCHEDULE A, "Licensee" means You and "Software" means the Java Naming Portion.

         WebLogic Portion:

                  FAST FORWARD JDBC DRIVERS - BASE (5 CONNECTIONS) FOR MS MSQL SERVER, INFORMIX AND SYBASE

        The portion of the Product licensed by XACCT through the Netscape Public License ("PUBLIC PORTION" as described below) is governed by the main body of this Agreement and the additional terms set forth in ATTACHMENT 5 to this SCHEDULE A. For purposes of ATTACHMENT 5 to this SCHEDULE A, "Licensee" means You and "Software" means the Java Naming Portion.

        Public Portion:

        EXECUTABLE CODE FROM THE MOZILLA SOURCE CODE

                           ATTACHMENT 1 TO SCHEDULE A

      SPECIFIC TERMS FOR JAVA RUNTIME PORTION OF THE PRODUCT FOR JAVA((TM))

      RUNTIME ENVIRONMENT VERSION 1.2.2 FOR WINDOWS NT AND FOR JAVA((TM))

              RUNTIME ENVIRONMENT VERSION 1.2.2 FOR THE SOLARIS OS



1. RESTRICTIONS Software is confidential and copyrighted. Title to Software and all associated intellectual property rights is retained by Sun and/or its licensors. Except as specifically authorized in any Supplemental License Terms, you may not make copies of Software, other than a single copy of Software for archival purposes. Unless enforcement is prohibited by applicable law, you may not modify, decompile, reverse engineer Software. You acknowledge that Software is not designed or licensed for use in on-line control of aircraft, air traffic, aircraft navigation or aircraft communications; or in the design, construction, operation or maintenance of any nuclear facility. SUN DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTY OF FITNESS FOR SUCH USES. You warrant that you will not use Software for these purposes. You may not publish or provide the results of any benchmark or comparison tests run on Software to any third party without the prior written consent of Sun.

No right, title or interest in or to any trademark, service mark, logo or trade name of Sun or its licensors is granted under this Agreement.

2. LIMITED WARRANTY. Sun warrants to you that for a period of ninety (90) days from the date of purchase, as evidenced by a copy of the receipt, the media on which Software is furnished (if any) will be free of defects in materials and workmanship under normal use. Except for the foregoing, Software is provided "AS IS". Your exclusive remedy and Sun's entire liability under this limited warranty will be at Sun's option to replace Software media or refund the fee paid for Software.

3. DISCLAIMER OF WARRANTY. UNLESS SPECIFIED IN THIS AGREEMENT, ALL EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS AND WARRANTIES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR
NON-INFRINGEMENT, ARE DISCLAIMED, EXCEPT TO THE EXTENT THAT THESE DISCLAIMERS ARE HELD TO BE LEGALLY INVALID.

4. LIMITATION OF LIABILITY. TO THE EXTENT NOT PROHIBITED BY LAW, IN NO EVENT WILL SUN OR ITS LICENSORS BE LIABLE FOR ANY LOST REVENUE, PROFIT OR DATA, OR FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES, HOWEVER CAUSED REGARDLESS OF THE THEORY OF LIABILITY, ARISING OUT OF OR RELATED TO THE USE OF OR INABILITY TO USE SOFTWARE, EVEN IF SUN HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. In no event will Sun's liability to you, whether in contract, tort (including negligence), or otherwise, exceed the amount paid by you for Software under this Agreement. The foregoing limitations will apply even if the above stated warranty fails of its essential purpose.

4. Export Regulations. All Software and technical data delivered under this Agreement are subject to US export control laws and may be subject to export or import regulations in other countries. You agree to comply strictly with all such laws and regulations and acknowledge that you have the responsibility to obtain such licenses to export, re-export, or import as may be required after delivery to you.

5(a). U.S. Government Restricted Rights for the Java((TM)) Runtime Environment Version 1.2.2 For Windows NT. Use, duplication, or disclosure by the U.S. Government is subject to restrictions set forth in this Agreement and as provided in DFARS 227.7202-1 (a) and 227.7202-3(a) (1995), DFARS 252.227-7013
(c)(1)(ii)(Oct 1988), FAR 12.212 (a) (1995), FAR 52.227-19 (June 1987), or FAR
52.227-14(ALT III) (June 1987), as applicable.

5(b). U.S. Government Rights for the Solaris OS If Software is being acquired by or on behalf of the U.S. Government or by a U.S. Government prime contractor or subcontractor (at any tier), then the Government's rights in Software will be only as set forth in this Agreement; this is in accordance with 48 CFR 227.7201 through 227.7202-4 (for Department of Defense (DOD) acquisitions) and with 48 CFR 2.101 and 12.212 (for non-DOD acquisitions).

6. Governing Law. Any action related to this Agreement will be governed by California law and controlling U.S. federal law. No choice of law rules of any jurisdiction will apply.

7. Integration. The full versions of the Sun end-user license agreements relating to the Java((TM)) Runtime Environment Version 1.2.2 For Windows NT((TM)) and to the Java((TM)) Runtime Environment Version 1.2.2 for the Solaris OS((TM)) are the entire agreements between you and Sun relating to its subject matter. It supersedes all prior or contemporaneous oral or written communications, proposals, representations and warranties and prevails over any conflicting or additional terms of any quote, order, acknowledgment, or other communication between the parties relating to its subject matter during the term of this Agreement. No modification of the Sun end-user license agreements will be binding, unless in writing and signed by an authorized representative of each party.

This attachment is an abridged version of the full end-user license agreements for Java((TM)) Runtime Environment Version 1.2.2 for Windows NT((TM)) and for the Java((TM)) Runtime Environment Version 1.2.2 for the Solaris OS((TM)). For inquiries relating to the original text of the Sun licenses please contact: Sun Microsystems, Inc. 901 San Antonio Road, Palo Alto, California 94303. In the event a dispute between the terms of the official unabridged end-user license agreements and this abridged version the original text of the unabridged version shall govern.

                           ATTACHMENT 2 TO SCHEDULE A

          SPECIFIC TERMS FOR JAVA HOTSPOT 1.0.1 PORTION OF THE PRODUCT

1. RESTRICTIONS Software is confidential and copyrighted. Title to Software and all associated intellectual property rights is retained by Sun and/or its licensors. Except as specifically authorized in any Supplemental License Terms, you may not make copies of Software, other than a single copy of Software for archival purposes. Unless enforcement is prohibited by applicable law, you may not modify, decompile, reverse engineer Software. You acknowledge that Software is not designed or licensed for use in on-line control of aircraft, air traffic, aircraft navigation or aircraft communications; or in the design, construction, operation or maintenance of any nuclear facility. Sun disclaims any express or implied warranty of fitness for such uses. No right, title or interest in or to any trademark, service mark, logo or trade name of Sun or its licensors is granted under this Agreement.

3. LIMITED WARRANTY. Sun warrants to you that for a period of ninety (90) days from the date of purchase, as evidenced by a copy of the receipt, the media on which Software is furnished (if any) will be free of defects in materials and workmanship under normal use. Except for the foregoing, Software is provided "AS IS". Your exclusive remedy and Sun's entire liability under this limited warranty will be at Sun's option to replace Software media or refund the fee paid for Software.

4. DISCLAIMER OF WARRANTY. UNLESS SPECIFIED IN THIS AGREEMENT, ALL EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS AND WARRANTIES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR
NON-INFRINGEMENT, ARE DISCLAIMED, EXCEPT TO THE EXTENT THAT THESE DISCLAIMERS ARE HELD TO BE LEGALLY INVALID.

5. LIMITATION OF LIABILITY. TO THE EXTENT NOT PROHIBITED BY LAW, IN NO EVENT WILL SUN OR ITS LICENSORS BE LIABLE FOR ANY LOST REVENUE, PROFIT OR DATA, OR FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES, HOWEVER CAUSED REGARDLESS OF THE THEORY OF LIABILITY, ARISING OUT OF OR RELATED TO THE USE OF OR INABILITY TO USE SOFTWARE, EVEN IF SUN HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. In no event will Sun's liability to you, whether in contract, tort (including negligence), or otherwise, exceed the amount paid by you for Software under this Agreement. The foregoing limitations will apply even if the above stated warranty fails of its essential purpose.

7. Export Regulations. All Software and technical data delivered under this Agreement are subject to US export control laws and may be subject to export or import regulations in other countries. You agree to comply strictly with all such laws and regulations and acknowledge that you have the responsibility to obtain such licenses to export, re-export, or import as may be required after delivery to you.

8. U.S. Government Rights. If Software is being acquired by or on behalf of the U.S. Government or by a U.S. Government prime contractor or subcontractor (at any tier), then the Government's rights in Software will be only as set forth in this Agreement; this is in accordance with 48 CFR 227.7201 through 227.7202-4 (for Department of Defense (DOD) acquisitions) and with 48 CFR 2.101 and 12.212 (for non-DOD acquisitions).

9. Governing Law. Any action related to this Agreement will be governed by California law and controlling U.S. federal law. No choice of law rules of any jurisdiction will apply.

10. Severability. If any provision of this Agreement is held to be unenforceable, this Agreement will remain in effect with the provision omitted, unless omission would frustrate the intent of the parties, in which case this Agreement will immediately terminate.

11. Integration. The full version of the Sun end-user license agreement relating to the Java((TM)) Hotspot 1.0.1 is the entire agreement between you and Sun relating to its subject matter. It supersedes all prior or contemporaneous oral or written communications, proposals, representations and warranties and prevails over any conflicting or additional terms of any quote, order, acknowledgment, or other communication between the parties relating to its subject matter during the term of this Agreement. No modification of the Sun end-user license agreement will be binding, unless in writing and signed by an authorized representative of each party.

This attachment is an abridged version of the full end-user license agreement for Java((TM)) Hotspot 1.0.1. For inquiries relating to the original text of the Sun licenses please contact: Sun Microsystems, Inc. 901 San Antonio Road, Palo Alto, California 94303. In the event a dispute between the terms of the official unabridged end-user license agreements and this abridged version the original text of the unabridged version shall govern.

                           ATTACHMENT 3 TO SCHEDULE A

              SPECIFIC TERMS FOR JAVA NAMING PORTION OF THE PRODUCT


1.      RESTRICTIONS

   (A)  JAVA PLATFORM INTERFACE

        Licensee may not modify the Java Platform Interface ("JPI", identified as classes contained within the "java" package or any subpackage of the "java" package), by creating additional classes within the JPI or otherwise causing the addition to or modification of the classes in the JPI. In the event that Licensee creates any Java-related API and distributes such API to others for applet or application development, Licensee must promptly publish broadly, an accurate specification for such API for free use by all developers of Java-based software.

   (B)  LICENSE RESTRICTIONS

        The Software is licensed to Licensee only under the terms of this Agreement, and Sun reserves all rights not expressly granted to Licensee. Licensee may not use, copy, modify, or transfer the Software, or any copy thereof, except as expressly provided for in this Agreement. Except as otherwise provided by law for purposes of decompilation of the Software solely for inter-operability, Licensee may not reverse engineer, disassemble, decompile, or translate the Software, or otherwise attempt to derive the source code of the Software. License may not rent, lease, loan, sell, or distribute the Software, or any part of the Software. No right, title, or interest in or to any trademarks, service marks, or trade names of Sun or Sun's licensors is granted hereunder.

   2.   NO WARRANTY

        THE SOFTWARE IS PROVIDED TO LICENSEE "AS IS". ALL EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS, AND WARRANTIES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, SATISFACTORY QUALITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT, ARE DISCLAIMED, EXCEPT TO THE EXTENT THAT SUCH DISCLAIMERS ARE HELD TO BE LEGALLY INVALID.

   3.   LIMITATION OF DAMAGES

        TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, SUN'S AGGREGATE LIABILITY TO LICENSEE OR TO ANY THIRD PARTY FOR CLAIMS RELATING TO THIS AGREEMENT, WHETHER FOR BREACH OR IN TORT, WILL BE LIMITED TO THE FEES PAID BY LICENSEE FOR SOFTWARE WHICH IS THE SUBJECT MATTER OF THE CLAIMS. IN NO EVENT WILL SUN BE LIABLE FOR ANY INDIRECT, PUNITIVE, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGE IN

        CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT (INCLUDING LOSS OF BUSINESS, REVENUE, PROFITS, USE, DATA OR OTHER ECONOMIC ADVANTAGE), HOWEVER IT ARISES, WHETHER FOR BREACH OR IN TORT, EVEN IF SUN HAS BEEN PREVIOUSLY ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. LIABILITY FOR DAMAGES WILL BE LIMITED AND EXCLUDED, EVEN IF ANY EXCLUSIVE REMEDY PROVIDED FOR IN THIS AGREEMENT FAILS OF ITS ESSENTIAL PURPOSE.

   4.   GOVERNMENT USER

        Rights in Data: If procured by, or provided to, the U.S. Government, use, duplication, or disclosure of technical data is subject to restrictions as set forth in FAR 52.227-14(g)(2), Rights in Data-General (June 1987); and for computer software and computer software documentation, FAR 52-227-19, Commercial Computer Software-Restricted Rights (June 1987). However, if under DOD, use, duplication, or disclosure of technical data is subject to DFARS 252.227-7015(b), Technical Data-Commercial Items (June 1995); and for computer software and computer software documentation, as specified in the license under which the computer software was procured pursuant to DFARS 227.7202-3(a). Licensee shall not provide Software nor technical data to any third party, including the U.S. Government, unless such third party accepts the same restrictions. Licensee is responsible for ensuring that proper notice is given to all such third parties and that the Software and technical data are properly marked.

   5.   EXPORT LAW

        Licensee acknowledges and agrees that this Software and/or technology is subject to the U.S. Export Administration Laws and Regulations. Diversion of such Software and/or technology contrary to U.S. law is prohibited. Licensee agrees that none of this Software and/or technology, nor any direct product therefrom, is being or will be acquired for, shipped, transferred, or reexported, directly or indirectly, to proscribed or embargoed countries or their nationals, nor be used for nuclear activities, chemical biological weapons, or missile projects unless authorized by the U.S. Government. Proscribed countries are set forth in the U.S. Export Administration Regulations. Countries subject to U.S. embargo are: Cuba, Iran, Iraq, Libya, North Korea, Syria, and the Sudan. This list is subject to change without further notice from Sun, and Licensee must comply with the list as it exists in fact. Licensee certifies that it is not on the U.S. Department of Commerce's Denied Persons List or affiliated lists or on the U.S. Department of Treasury's Specially Designated Nationals List. Licensee agrees to comply strictly with all U.S. export laws and assumes sole responsibility for obtaining licenses to export or reexport as may be required.

        Licensee is responsible for complying with any applicable local laws and regulations, including but not limited to, the export and import laws and regulations of other countries.

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                           ATTACHMENT 4 TO SCHEDULE A

               SPECIFIC TERMS FOR WEBLOGIC PORTION OF THE PRODUCT


1) The Licensee may not under any circumstances use the WebLogic Portion or any of its API's in any manner except indirectly in connection with the use of the XACCT application portion of the Product, and the Licensee may not run any third party software applications on the WebLogic Portion or any of its API's, without first purchasing a license for such use from WebLogic, Inc., except only to the extent that such activity is permitted by applicable law not withstanding this limitation.

2) The Licensee may not under any circumstances attempt, or knowingly permit or encourage others to attempt to decompile, decipher, disassemble, reverse engineer or otherwise decrypt or discover the source code of all or any portion of the Product, including the WebLogic Portion.

                                       -9-
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                           ATTACHMENT 5 TO SCHEDULE A

                SPECIFIC TERMS FOR PUBLIC PORTION OF THE PRODUCT


        The Public Portion is licensed by XACCT through the Netscape Public License Version 1.1. The Licensee may obtain a machine-readable copy of the source code for the Public Code under a version of the Netscape Public License without charge. Please contact XACCT for the URL location such source code and license is available.

                                       -10-